                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (date of earliest event reported)           January 9, 1998
                                                   ---------------------------


                               ScanSource, Inc.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



      South Carolina                    1-12842                   57-0965380
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                          Identification
                                                                    Number)




                 6 Logue Court, Suite G, Greenville, SC  29615
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         (Address, Including Zip Code of Principal Executive Offices)




                                (803) 288-2432
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             (Registrant's Telephone Number, Including Area Code)




                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On January 9, 1998, ScanSource, Inc. (the "Company") completed the acquisition of Kingtron Corporation d/b/a POS ProVisions (USA) ("Kingtron") and P.O.S. ProVisions, Ltd. ("ProVisions"). Each transaction is being treated by the Company for accounting purposes as a pooling of interests.

     The acquisition of Kingtron was undertaken pursuant to a merger of Kingtron with a wholly owned subsidiary of the Company which is operating under the name KAC Corp. following the merger. The Company issued 179,487 shares of its common stock, no par value ("Common Stock"), to Bruce E. Bean as consideration in the merger with Kingtron. Mr. Bean was granted registration rights with respect to a portion of the shares issued by the Company in the merger.

     The acquisition of ProVisions was undertaken pursuant to the purchase by the Company of all of the outstanding capital stock of ProVisions in exchange for the issuance by the Company of 41,026 shares of Common Stock to Greg S. Vance. As part of the acquisition transaction, the Company entered into an employment agreement with Mr. Vance who also was granted options under the Company's stock incentive plan and registration rights with respect to a portion of the shares issued by the Company in the purchase. Within the next ninety days, the Company intends to change the name of its ProVisions subsidiary to ScanSource Canada, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  Not applicable.

     (B)  Not applicable.

     (C) None.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On January 9, 1998, the Company issued an aggregate of 220,513 shares of Common Stock in connection with the transactions described more fully under Item 5 of this report on Form 8-K, all of which shares were issued by the Company without registration under the Securities Act of 1933, as amended (the "Act"). Of the aggregate shares issued, (a) 179,487 shares were issued to Mr. Bean pursuant to the exemptions from registration contained in Section 4(2) of the Act and Rule 506 of Regulation D under the Act as a transaction not involving a public offering in which the purchaser was purchasing for investment, and (b) 41,026 shares were issued to Mr. Vance pursuant to the exemptions from registration contained in (a) Section 4(2) of the Act and Rule 506 of Regulation D under the Act as a transaction not involving a public offering in which the purchaser was purchasing for investment and (b) Regulation S promulgated under the Act as a securities transaction that occurred outside of the United States. The Company believes that each purchaser was given or had access to detailed financial and other information with respect to the Company and possessed requisite financial sophistication.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SCANSOURCE, INC.



Date: January 9, 1998           By:         /s/ JEFFERY A. BRYSON
                                     --------------------------------------
                                        Jeffery A. Bryson
                                        Chief Financial Officer

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